Exhibit 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of May 8, 2024

BRANDON LIMITED PARTNERSHIP NO. 1

By:	/s/ Rodney C. Sacks
	Name:	Rodney C. Sacks
	Title:	General Partner

BRANDON LIMITED PARTNERSHIP NO. 2

By:	/s/ Rodney C. Sacks
	Name:	Rodney C. Sacks
	Title:	General Partner

Hilrod Holdings IV, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings V, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings VI, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings VIII, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings IX, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings XV, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner
Hilrod Holdings XVI, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner
Hilrod Holdings XVIII, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner
Hilrod Holdings XIX, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner
Hilrod Holdings XX, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner
Hilrod Holdings XXI, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings XXIII, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings XXIV, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings XXV, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

Hilrod Holdings XXVI, L.P.

By:	/s/ Hilton H. Schlosberg
	Name:	Hilton H. Schlosberg
	Title:	General Partner

/s/ Rodney C. Sacks
RODNEY C. SACKS

/s/ Hilton H. Schlosberg
HILTON H. SCHLOSBERG

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